EXHIBIT 10.4(b)
                                                                 ---------------

                       SECOND AMENDMENT TO LOAN AGREEMENT

     This Second Amendment to Loan Agreement (this "Amendment") dated as of December 20, 2005, is made between GMX Resources Inc., an Oklahoma corporation ("Borrower"), and Hibernia National Bank, a national banking association ("Lender") who agrees as follows:

                                    RECITALS

     A. This Second Amendment to Loan Agreement pertains to that certain Loan Agreement (Line of Credit) dated as of July 29, 2005, between Borrower and Lender, as amended by that certain Interim Agreement dated as of November 3, 2005 (as previously amended, the "Loan Agreement"). As used in this Agreement, capitalized terms used herein without definition herein shall have the meanings provided in the Loan Agreement.

     B. The Borrower and the Lender entered into that certain Waiver Agreement dated as of December 6, 2005, which provided that the Borrower and the Lender would execute and deliver an amendment to the Loan Agreement to include, among other things, various provisions pertaining to a new Subsidiary of the Borrower. The Borrower and the Lender accordingly desire to enter into this Amendment in accordance with the Waiver Agreement.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, and the loans and extensions of credit heretofore, now or hereafter made to the Borrower by the Lender, the parties hereto hereby agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS
                                   ----------

     1.1 Section 1.2 of the Loan Agreement is hereby amended by adding definitions of the terms "Diamond" and "Diamond Note", each inserted within
Section 1.2 in the proper alphabetical place, such definitions to read in their entirety as follows:

          "Diamond" shall mean Diamond Blue Drilling Co., an Oklahoma corporation and a wholly owned Subsidiary of the Borrower.

          "Diamond Note" shall mean the promissory note issued by Diamond payable to the order of the Borrower, meeting the requirements of and pursuant to Section 5.20.

     1.2 Section 2.6 of the Loan Agreement is hereby amended by amending and restating that Section in its entirety, to read as follows:

          Section 2.6 Use of Proceeds. The Borrower shall use the proceeds of the loan (i) in connection with the acquisition and development of oil and gas properties as well as general corporate and working capital purposes (including letters of credit hereunder)
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          and (ii) to loan funds under the Diamond Note to Diamond in accordance with Section 5.20 and Section 6.3(h).

     1.3 Section 3.1 of the Loan Agreement is hereby amended to add new subsections (viii) and (ix), to read as follows:

          (viii) Security Agreement executed by the Borrower, granting a first priority security interest in 100% of the outstanding shares of Diamond, together with a UCC financing statement pertaining thereto, and together with the original stock certificate for the shares of Diamond, duly endorsed in blank and delivered to the Lender with an executed stock power.

          (ix) The Diamond Note, pledged by the Borrower to the Lender pursuant to a security agreement, accompanied by delivery and endorsement of the Diamond Note, and an acknowledgment of pledge document in favor of the Lender executed by Diamond, together with a copy of the Security Agreement executed by Diamond securing the Diamond Note and the filed UCC Financing Statement pertaining thereto with Diamond as debtor and Borrower as secured party, and a UCC Amendment Statement assigning said Financing Statement to the Lender.

     1.4 Section 4.20 of the Loan Agreement is hereby amended by adding a new paragraph (c), to read in its entirety as follows:

          (c) The Borrower owns and controls 100% of the ownership and voting rights in Diamond. On the date that each advance by the Borrower to Diamond is made under the Diamond Note, Diamond will be (i) a duly organized and legally existing corporation in good standing under the laws of the State of Oklahoma, and (ii) solvent and having the ability to pay its debt when and as due. Diamond has no ownership (direct or beneficial) interest in any Person (whether stock, partnership interest, membership interest or otherwise).

     1.5 Section 5.2 of the Loan Agreement is hereby amended by adding a new clause (o), to read in its entirety as follows:

          (o) Diamond Note - concurrently with the furnishing of the certificates of compliance under Section 5.3, and at other times promptly upon the request of the Lender, a report detailing the status of the loan evidenced by the Diamond Note as to loan amount, payment history and default (if any), all as the Lender may reasonably request.

     1.6 Article 5 of the Loan Agreement is hereby amended by adding a new
Section 5.20, to read in its entirety as follows:

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          Section 5.20 Diamond Note. The Borrower shall cause all loan advances made by the Borrower to Diamond to be evidenced by a negotiable promissory note which (i) is payable to the order of the Borrower,
          (ii) waives Diamond's right to set off, (iii) is secured by a security interest in all of Diamond's drilling rigs, and (iv) is otherwise (together with the related security agreement and UCC financing statement by Diamond as debtor) in form and substance reasonably satisfactory to the Lender. The Borrower shall execute a security agreement pledging the Diamond Note, and endorse and deliver the Diamond Note to the Lender promptly upon Borrower's receipt thereof, together with a UCC-3 Amendment Statement, and in any event all no later than January 25, 2006. The Borrower shall further cause Diamond to execute and deliver an acknowledgment of the pledge of the Diamond Note by the Borrower to the Lender as further security for the Indebtedness, in form and substance reasonably satisfactory to the Lender, no later than January 25, 2006. The Borrower shall make an initial or subsequent loan advance to Diamond only if such advance (x) is evidenced by the Diamond Note, and (y) is in compliance with Subsection 6.3(h). The Borrower shall not agree to any amendment, modification or waiver of the terms of the Diamond Note or the security agreement securing it or agree to any subordination pertaining to either, in each case without the prior written consent of the Lender.

     1.7 Section 6.1 of the Loan Agreement is hereby amended by adding a new clause (h), to read in its entirety as follows:

          (h) Debt owing to McLachlan Drilling Company for the purchase price of a drilling rig, provided such Debt shall not exceed $5,200,000.00, and shall be paid in full no later than January 18, 2006.

     1.8 Section 6.2 of the Loan Agreement is hereby amended by adding a new clause (k), to read in its entirety as follows:

          (k) Purchase money Lien in favor of McLachlan Drilling Company, securing the purchase money Debt permitted by Section 6.1(h), provided such Lien shall encumber only the drilling rig being purchased and no other assets, and shall be released of record no later than January 18, 2006.

     1.9 Section 6.3 of the Loan Agreement is hereby amended by amending and restating clauses (g) and (h), to read in their entirety as follows:

          (g) The Borrower's ownership of equity interests in Endeavor, and until the merger Expedition, and in Diamond, provided that the total amount of the Borrower's investment (both

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                  debt and equity) in Diamond at any one time (i) shall not
                  exceed a maximum limit of $12,000,000.00 and (ii) shall not consist of more than 50% equity.

          (h) Loans and advances made by the Borrower to its Subsidiaries in the ordinary course of business to be used in normal business operations of such Subsidiary, provided that with respect to any loan to Diamond, (i) such loans by the Borrower to Diamond shall not violate the limit in paragraph (g) of this Section,
                  (ii) all loan advances by the Borrower to Diamond are evidenced by the Diamond Note issued by Diamond to the Borrower, and secured by a security interest in Diamond's drilling rigs, which Diamond Note and security agreement shall be subject to a first priority pledge by the Borrower to the Lender, and (iii) such loan is otherwise in compliance with
                  Section 5.20.

                                   ARTICLE 2.
                          ACKNOWLEDGMENT OF COLLATERAL
                          ----------------------------

     2.1 The Borrower hereby specifically reaffirms all of the Collateral Documents. The Borrower hereby reaffirms its original intention as stated in the Collateral Documents that said Collateral Documents secure the Indebtedness, including without limitation the Note as amended or extended from time to time. The Borrower hereby confirms and agrees that the Collateral Documents secure the Loan Agreement as amended by this Amendment.

                                   ARTICLE 3.
                                  MISCELLANEOUS
                                  -------------

     3.1 The Borrower represents and warrants to the Lender (which representations and warranties will survive the execution of this Amendment) that (i) all representations and warranties contained in the Loan Agreement and the Collateral Documents are true and correct on and as of the date hereof as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date, (ii) no event has occurred and is continuing as of the date hereof which constitutes a Default or Event of Default, (iii) there has not occurred any material adverse change in the Collateral or other assets, liabilities, financial condition, business operations, affairs or circumstances of the Borrower and the Subsidiaries taken as a whole or any other facts, circumstances or conditions (financial or otherwise) upon which the Lender has relied or utilized in making its decision to enter into this Amendment, and (iv) there is no defense, offset, compensation, counterclaim or reconventional demand with respect to amounts due under, or performance of, the terms of the Note and the Loan Agreement. To the extent any such defense, offset, compensation, counterclaim or reconventional demand or other causes of action by the Borrower against the Lender might exist, whether known or unknown, such items are hereby waived by the Borrower.

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     3.2 Except as expressly modified by this Amendment, all terms and provisions of the Loan Agreement and the Note are hereby ratified and confirmed and shall be and shall remain in full force and effect, enforceable in accordance with their terms.

     3.3 Borrower agrees to pay on demand all costs and expenses of the Lender in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and expenses of counsel for the Lender). In addition, Borrower shall pay any and all stamp or other taxes, recordation fees and other fees payable in connection with the execution, delivery, filing or recording of this Amendment and the other instruments and documents to be delivered hereunder and agrees to hold Lender harmless from and against any all liabilities with respect to or resulting from any delay or omission in paying such taxes or fees.

     3.4 This Amendment may be executed in multiple separate counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each party's signature may appear on a separate counterpart but all such counterpart taken together shall constitute one and the same instrument. The parties specifically confirm their intent to be bound by delivery of such signed counterparts by telecopier.

     3.5 The provisions of this Amendment shall become effective if and when, and only when, (i) each and every representation and warranty of Borrower contained in this Amendment is true, complete and accurate, (ii) no event exists which constitutes a Default, and (iii) the receipt by the Lender of the following:

                  (a) A duly executed counterpart of this Amendment;

                  (b) A duly executed Security Agreement by the Borrower, granting a first priority security interest in 100% of the outstanding shares of Diamond, together with a UCC Financing Statement and the original stock certificate duly endorsed in blank and delivered to the Lender with an executed stock power;

                  (c) A Certificate of the Secretary of the Borrower, confirming the continued effectiveness of the resolutions of its Board of Directors; and

                  (d) A Certificate of the Secretary of Diamond (i) setting forth resolutions of its board of directors in form and substance satisfactory to the Lender, (ii) attaching the articles of incorporation and bylaws of Diamond, and (iii) setting forth the officers authorized to sign appropriate documents.

The Borrower hereby certifies by execution of this Amendment that the foregoing conditions (i) and (ii) are satisfied and true and correct. The documents required under condition (iii) in each case shall be in form and substance satisfactory to the Lender and its counsel.

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

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed as of the date first above written.

                                       GMX RESOURCES INC.

                                       By:  /s/ Ken L. Kenworthy, Sr.
                                          ---------------------------
                                          Name:  Ken L. Kenworthy, Sr.
                                          Title:  Executive Vice President and
                                                  and CFO

                                       HIBERNIA NATIONAL BANK

                                       By:  /s/ David R. Reid
                                          ---------------------------
                                          Name:  David R. Reid
                                          Title: Senior Vice President
















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